EMPLOYEE PENSION PLAN	12 Months Ended
Oct. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

9.         EMPLOYEE PENSION PLAN

We adopted a qualified noncontributory defined contribution pension plan, effective November 1, 1983, covering all of our employees.  Contributions, which were made to a trust and funded on a current basis, were based upon specified percentages of compensation, as defined in the plan.  During fiscal year 2001, we amended the plan to suspend benefit accruals as of November 1, 2000.  The plan was terminated as of December 31, 2011 and the individual employee account balances will be distributed upon acceptance of termination filings with the Internal Revenue Service.  Accordingly, we did not incur any pension expense for the fiscal years ended October 31, 2013 and 2012.